UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2019 (October 30, 2019)

MESA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	0-11740 (Commission File Number)	84-0872291 (I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO (Address of principal executive offices)	80228 (Zip Code)

Registrant’s telephone number, including area code: 303-987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, no par value	MLAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01          Entry into a Material Definitive Agreement

On October 31, 2019, Mesa Laboratories, Inc. (the “Company” or “Mesa Labs”) and Mesa Labs’ wholly-owned subsidiary Goldcup 19534 AB (a special purpose vehicle in the process of changing its name to Mesa Sweden Holdco AB) (collectively, the “Purchaser”), entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with SLS Invest AB, Ampersand 2014 Limited Partnership, and certain other shareholders (collectively, the “Sellers”), providing for the purchase and sale by the Company from the Sellers of 100% of the outstanding shares in Gyros Protein Technologies Holding AB (“Gyros”) for a cash purchase price of $180 million, subject to certain adjustments. The Purchaser and Sellers made customary warranties as set forth in the Purchase Agreement. The Company intends to acquire the remaining shares in Gyros in the near future as permitted under Swedish law. Gyros is headquartered in Uppsala, Sweden. and is a leading provider of immunoassay and peptide synthesis solutions that accelerate the discovery, development and manufacturing of biotherapeutics. The transaction was completed concurrently with the execution of the Purchase Agreement.

A copy of the Purchase Agreement is attached as Exhibit 10.1 hereto and is incorporated by reference into this Item 1.01. The above description is qualified in its entirety by reference to such exhibit.

A copy of the Purchase Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Mesa Labs or Gyros. The representations, warranties and covenants contained in the Purchase Agreement were made solely for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Mesa Labs or Gyros. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Mesa Labs’ public disclosures.

ITEM 1.02          Termination of a Material Definitive Agreement.

Prior to the closing of the Purchase Agreement, the Company, on October 30, 2019, repaid $15,111.53, representing all obligations and liabilities owing under, and terminated the Credit Agreement dated March 1, 2017, between the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders referred to therein (the “Credit Facility”). The Credit Facility provided the Company with a revolving line of credit of up to a maximum of $80 million (the “Line of Credit”), a $20 million term loan (the “Term Loan”), and up to $2.5 million of letters of credit. The Credit Facility provided a post-closing accordion feature that allowed for the Company to request to increase the Line of Credit or Term Loan up to an additional $100 million. No penalties were paid in connection with the termination of the Credit Facility.

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth in Item 1.01 is incorporated herein by reference. The financial information required by Item 9.01 of Form 8-K will be included in an amendment to this report to be filed within 71 days of the date hereof.

ITEM 7.01        Regulation FD Disclosure.

On October 31, 2019, Mesa Labs issued a press release announcing the acquisition of Gyros. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On October 31, Mesa Labs posted an investor presentation relating to the acquisition of Gyros to the investor relations section of its website. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
10.1

Sale and Purchase Agreement, by and between Goldcup 19534 AB (u.n.c. to Mesa Sweden Holdco AB), Mesa Laboratories, Inc., SLS Invest AB, Ampersand 2014 Limited Partnership, and the other Sellers thereto, dated October 31, 2019.

99.1	Press release of Mesa Labs, dated October 31, 2019

99.2	Investor presentation of Mesa Labs, dated October 31, 2019.

 Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, the words “believe,” “estimate,” “intend,” “expect,” “project,” “anticipate,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to revenues growth and statements expressing general views about future operating results — are forward-looking statements. In addition, forward-looking statements include statements in connection with the ability to successfully integrate the businesses, risks related to disruption of management time from ongoing business operations due to the acquisition of Gyros, the risk that any announcements relating to the transaction could have adverse effects on the market price of Mesa Labs’ securities, the risk of any unexpected costs or expenses resulting from the transaction, the risk of any litigation relating to the transaction, the risk that the transaction and its announcement could have an adverse effect on the ability of Mesa Labs and Gyros to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk that the combined company may not operate as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the transaction or that it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected. Management believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. These forward-looking statements are as of the date hereof and should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and present expectations or projections. These risks and uncertainties include, but are not limited to, those described in our Annual Report on Form 10-K for the year ended March 31, 2019, and those described from time to time in our subsequent reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 1, 2019		Mesa Laboratories, Inc.
(Registrant)

	BY:	/s/ Gary M. Owens
Gary M. Owens
President and Chief Executive Officer